SECURITIES AND EXCHANGE COMMISSION

                           Washington, D.C. 20549

                                  FORM 8-K

                     Pursuant to Section 13 or 15(d) of
                    The Securities Exchange Act of 1934

       Date of Report (date of earliest event reported) May 15, 2001

                  LOEWS CINEPLEX ENTERTAINMENT CORPORATION
            Exact name of registrant as specified in its charter



   DELAWARE                    File No. 1-14099                13-3386485
(State or other             (Commission File Number)         (IRS Employer
jurisdiction of                                              Identification
incorporation)                                                   Number)


711 Fifth Avenue, 11th Floor, New York, New York         10022
(Address of principal executive offices)                 (zip code)

Registrant's telephone number, including area code:      (212) 833-6200

                               Not Applicable
       (former name or former address, if changed since last report)

Item 5. Other Events.

On May 15, 2001, Loews Cineplex Entertainment Corporation filed its Monthly Operating Statement for the period February 15, 2001 through March 31, 2001 (the "Monthly Operating Statement") with the United States Bankruptcy Court for the Southern District of New York. A copy of the Monthly Operating Statement is attached hereto as Exhibit 99 and incorporated herein by reference.



Item 6. Financial Statements, Pro Forma Financial Information and Exhibits.

     (a)  Financial Statements of Businesses Acquired: Not applicable.

     (b)  Pro Forma Financial Information: Not applicable.

     (c)  Exhibits:

           Exhibit Number           Description
           --------------           -----------
           99                       Monthly Operating Statement,
                                    dated May 15, 2001

Signatures

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

                               LOEWS CINEPLEX ENTERTAINMENT
                                  CORPORATION




Dated:  May 15, 2001           By: /s/ John C. McBride, Jr.
                                  -----------------------------------------
                                  John C. McBride, Jr.
                                  Senior Vice President and General Counsel

                  LOEWS CINEPLEX ENTERTAINMENT CORPORATION

                                  FORM 8-K

                               CURRENT REPORT

                               EXHIBIT INDEX




Exhibit No.                 Description
-----------                 -----------
99                          Monthly Operating Statement, dated
                            May 15, 2001